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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 1, 2003


                          Structured Products Corp.
                          -------------------------

            (Exact name of registrant as specified in its charter)


                                       33-55860/
          Delaware                     33-357357              13-3692801
-------------------------------      ----------------    ----------------------
(State or other jurisdiction of      (Commission File        (IRS Employer
incorporation or organization)           Number)         Identification Number)


388 Greenwich Street, New York, New York                         10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number including area code (212) 816-7496.
                                                  --------------



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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1. Trustee's Report with respect to the October 1, 2003 Distribution Date for the CAST Step-Up Trust for Morgan Stanley Notes

 Item 8.  Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure

          Not Applicable.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               By:  /s/ John W. Dickey
                                                  ------------------------------
                                                  Name:   John W. Dickey
                                                  Title:  Authorized Signatory









October 7, 2003



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                                 EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----

   1      Trustee's Report with respect to the October 1, 2003
          Distribution Date for the CAST Step-Up Trust for
          Morgan Stanley Notes                                                5



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